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                 PUTNAM CAPITAL MANAGER TRUST VARIABLE ANNUITY
                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

 SUPPLEMENT DATED DECEMBER 26, 1996 TO THE DIRECTOR VARIABLE ANNUITY PROSPECTUS
                               DATED MAY 1, 1996

Add the following paragraph to the subsection entitled "D. Individual Retirement Annuities Under Section 408" on page 24:

        IRA's generally may not invest in life insurance contracts. However, an annuity that is used as an IRA may provide a death benefit that equals the greater of the premiums paid and the annuity's cash value. The Contract offers an enhanced Death Benefit that may exceed the greater of the Contract Value and total Premium Payments less prior surrenders. For Contracts issued in most states, Hartford Life has obtained approval from the Internal Revenue Service to use the Contract as an IRA. For Contracts issued in New York, Hartford Life has asked the Internal Revenue Service to approve use of the Contract as an IRA, but there is no assurance that approval will be granted.

HV-2108
33-73572